Exhibit 99.1

Blockbuster Inc. To Commence Exchange Offer for

Hollywood Entertainment at $14.50 Per Share

DALLAS – Feb. 2, 2005 - Blockbuster Inc. (NYSE: BBI, BBI.B) today announced that it has filed a registration statement with the Securities and Exchange Commission for an exchange offer for all outstanding shares of Hollywood Entertainment Corporation (NASDAQ: HLYW) for $14.50 in value, comprised of $11.50 in cash and $3.00 in Blockbuster class A common stock. The exchange offer will formally commence on Feb. 4, 2005. The proposed transaction would have an estimated total value of more than $1.3 billion and would be immediately accretive to Blockbuster’s earnings per share and cash flow.

The exchange offer represents a premium of $1.25 per Hollywood share, or 9.4%, over the value of Movie Gallery’s $13.25 cash offer for each share of Hollywood common stock. Following completion of the exchange offer, Blockbuster intends to consummate a second step merger in which each remaining Hollywood shareholder would receive the right to the same consideration in cash and stock as paid in the exchange offer.

John Antioco, Blockbuster Chairman and CEO, said, “We believe this transaction will provide tremendous value to both Blockbuster and Hollywood shareholders and should better position Blockbuster to compete in the rapidly changing home entertainment marketplace. Additionally, by combining the companies’ store distribution and brand portfolios, we plan to serve more customers in more ways than ever before.”

As previously announced, as is common in transactions of this nature, Blockbuster has received a request for additional information from the Federal Trade Commission under the Hart-Scott-Rodino Regulatory Improvements Act of 1976 (HSR Act) in connection with its proposed acquisition of Hollywood. Blockbuster is devoting significant resources to complying with this request and anticipates that it will complete its response and file its compliance certificate by the end of the week. Blockbuster remains optimistic that it will complete the HSR Act process shortly.

The exchange offer is conditioned upon, among other things, the expiration or termination of the appropriate waiting period under the HSR Act; the registration statement for the issuance of Blockbuster shares in the exchange offer being declared effective by the Securities and Exchange Commission; a majority of Hollywood shares being validly tendered in the exchange offer and not withdrawn; at least a majority in principal amount of Hollywood’s existing public notes being validly tendered in a separate tender offer to be commenced by Blockbuster; Blockbuster being satisfied that the Oregon anti-takeover statutes will not be applicable; the receipt of funds under Blockbuster’s financing arrangements that are being put in place for the exchange offer; the termination of the Movie Gallery merger agreement with Hollywood with no amount payable to Movie Gallery other than the break-up fees and expense reimbursement provided in the Movie Gallery merger agreement; and the satisfaction of certain conditions, including those relating to the financial condition of Hollywood, that are currently included in the Movie Gallery merger agreement. The complete terms and conditions of the exchange offer are set forth in the offering documents filed today with the Securities and Exchange Commission.

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Blockbuster Exchange Offer

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The exchange offer is scheduled to expire at 12:00 midnight, New York City time, on March 11, 2005, unless extended.

Citigroup Global Markets Inc., Credit Suisse First Boston LLC and J.P. Morgan Securities Inc. are acting as Dealer Managers for the exchange offer and Morrow & Co., Inc. is acting as Information Agent. Blockbuster has received a financing commitment from JPMorgan Chase Bank, N.A., Credit Suisse First Boston and Citicorp North America, Inc. for the funds necessary to complete the exchange offer, as described.

This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. Any exchange offer will be made only through a registration statement and related materials. In connection with the exchange offer, Blockbuster has filed a registration statement on Form S-4 (containing a prospectus) with the Securities and Exchange Commission. Investors and security holders of Hollywood are advised to read these disclosure materials (including other disclosure materials when they become available), because these materials contain important information. Investors and security holders may obtain a free copy of the disclosure materials and other documents filed by Blockbuster with the Securities and Exchange Commission at the SEC’s website at www.sec.gov. The disclosure materials and other documents of Blockbuster may also be obtained from Blockbuster upon request by directing such request to the Information Agent, Morrow & Co., Inc., 445 Park Avenue, 5th Floor, New York, NY 10022, E-mail: hollywood.info@morrow.com. Banks and brokerage firms please call: (800) 654-2468. Shareholders please call: (800) 607-0088.

This release contains forward-looking statements relating to Blockbuster Inc.’s commencement of an exchange offer for all of the shares of Hollywood Entertainment Corporation common stock and Blockbuster’s expectations with regard to the proposed transaction. Specific forward-looking statements relate to (i) the terms and conditions of the exchange offer; (ii) the anticipated impact of the transaction on Blockbuster’s financial and operational results; (iii) the anticipated benefits to Blockbuster’s and Hollywood’s shareholders that could result from the transaction; (iv) the anticipated second-step merger; and (v) Blockbuster’s expectations as to the timing of its completion of the Hart-Scott-Rodino process and as to its ability to substantially comply with the related second request from the Federal Trade Commission. These forward-looking statements are based on Blockbuster’s current intent, expectations, estimates and projections and are not guarantees of future performance. These statements involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. In addition, some factors are beyond Blockbuster’s control, including the possible consummation of the announced merger between Hollywood and Movie Gallery, Inc. Therefore, Blockbuster can give no assurance that the proposed transaction will be completed or that the conditions to the exchange offer will be satisfied. Other factors that could cause actual results to differ materially from the statements made in this release include, among others: (i) the satisfaction, or waiver by Blockbuster, of all conditions to the exchange offer; (ii) Blockbuster’s ability to provide the necessary information and to take such actions as are necessary to comply with the Federal Trade Commission’s requests of it and to clear the Hart-Scott-Rodino process; (iii) Blockbuster’s and Hollywood’s ability to receive any and all other necessary approvals, including any other necessary governmental or regulatory approvals and the approval of the respective Boards of Directors and stockholders, if applicable; (iv) Blockbuster’s ability to close the financings necessary for the proposed acquisition; (v) Blockbuster’s ability to successfully integrate Hollywood’s operations with its own upon completion of the proposed acquisition; and (vi) other factors as described in filings with the Securities and Exchange Commission, including the detailed factors discussed under the headings “Risk Factors” in Blockbuster’s prospectus included in its registration statement on Form S-4 as filed with the Securities and Exchange Commission on February 2, 2005, “Cautionary Statements” in Blockbuster’s annual report on Form 10-K for the fiscal year ended December 31, 2003 and “Disclosure Regarding Forward-Looking Information” in Blockbuster’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2004.

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Blockbuster Exchange Offer

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Contacts:

Press:

Karen Raskopf, Senior Vice President, Corporate Communications

214-854-3190

Randy Hargrove, Senior Director, Corporate Communications

214-854-3190

Analysts/Investors:

Mary Bell, Senior Vice President, Investor Relations

214-854-3863

Angelika Torres, Director, Investor Relations

214-854-4279